UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) March 2, 2026

Ziff Davis, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25965	47-1053457
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

360 Park Ave S., 17th Floor

New York, New York 10010

(Address of principal executive offices)

(212) 503-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ZD	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 2, 2026, Ziff Davis, Inc., a Delaware corporation (the “Company”), Ziff Davis, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Seller”), and Accenture Inc., a Delaware corporation (“Purchaser”), entered into a Securities Purchase Agreement (the “Purchase Agreement”), pursuant to which, subject to the terms and conditions set forth therein, the Company agreed to sell its Connectivity division (the “Business”) to Purchaser (the “Transaction”) for an aggregate purchase price of $1.2 billion in cash, subject to certain customary adjustments set forth in the Purchase Agreement.

The Transaction, which has been unanimously approved by the Company’s Board of Directors, is expected to close in the coming months, subject to the satisfaction or waiver of the closing conditions set forth in the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties and covenants of Seller and Purchaser that are subject, in some cases, to specified exceptions and qualifications contained in the Purchase Agreement. Among other things, Seller has agreed, subject to certain exceptions, to, and to cause each of its affiliates to, conduct the Business in the ordinary course in all material respects, from the date of the Purchase Agreement until the closing of the Transaction and not to take certain actions prior to the Closing without the prior written consent of Purchaser. The Company and Seller have made certain additional customary covenants, including, among others and subject to certain exceptions, that the Company and Seller will not, and will cause their affiliates not to, solicit proposals relating to the acquisition of the Business. The Company and Seller have also agreed to, among other things, customary non-solicitation and non-compete agreements on the terms set forth in the Purchase Agreement.

Subject to certain limitations and thresholds set forth in the Purchase Agreement, each of Purchaser and Seller has agreed to indemnify the other party and such party’s indemnified persons from losses arising from, among other things, breaches of representations, warranties and covenants. The representations and warranties of the parties generally survive until the eighteen-month anniversary of the date of the Closing, subject to certain exceptions for certain specified representations which survive for longer periods as set forth in the Purchase Agreement.

The Purchase Agreement may be terminated by mutual written consent of Seller and Purchaser or by either Seller or Purchaser in certain circumstances, including (i) the existence of certain uncured breaches of any representation, warranty, covenant or other agreement in the Purchase Agreement by the other party; (ii) if the closing of the Transaction has not been closed by December 2, 2026 (as such date may be automatically extended to March 2, 2027 in accordance with the terms of the Purchase Agreement); or (iii) the existence of a law or order by a governmental entity prohibiting the Transaction.

In connection with the Closing, the parties will enter into a Transition Services Agreement (the “Transition Services Agreement”), pursuant to which, subject to the terms and conditions set forth therein, Seller will provide or cause to be provided to Purchaser and the Business certain transition services specified in the Transition Services Agreement, in each case to facilitate the transition of the Business to Purchaser.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The representations, warranties and covenants contained in the Purchase Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Purchase Agreement; (ii) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors; (iii) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement; and (iv) have been included in the Purchase Agreement for the purpose of allocating risk among the contracting parties rather than establishing matters as fact. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the parties thereto or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Purchase Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Parent’s public disclosures.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1*	Securities Purchase Agreement, dated as of March 2, 2026, by and among Ziff Davis, Inc., Ziff Davis, LLC and Accenture Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain of the schedules and exhibits to the Securities Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Parent hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission (the “SEC”) upon request.

* * *

Forward Looking Statements

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. These forward-looking statements are based on management’s current expectations or beliefs and are subject to numerous assumptions, risks, and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These factors and uncertainties include, among other items: whether and when the closing conditions (including, among other things, the accuracy of each party’s representations and warranties, the performance by each party of its covenants and agreements in all material respects, satisfaction of an employee-related condition, the absence of any applicable law or order being in effect that restrains or prohibits the consummation of the Transaction, the absence of a material adverse effect since the date of the Purchase Agreement with respect to Seller, the Business or Purchaser, and the expiration or termination of the waiting period applicable to the consummation of the Transaction under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the receipt of certain other regulatory approvals in certain other jurisdictions) will be satisfied or waived and when the proposed sale of the Connectivity division will close, if at all; our ability to execute, and realize benefits from, the proposed sale of the Connectivity division; the Company’s ability to grow advertising, licensing, and subscription revenues, profitability, and cash flows, particularly in light of an uncertain U.S. or worldwide economy, including the possibility of economic downturn or recession; the Company’s ability to make interest and debt payments; the Company’s ability to identify, close, and successfully transition acquisitions; customer growth and retention; the Company’s ability to create compelling content; its reliance on third-party platforms; the threat of content piracy and developments related to artificial intelligence; increased competition and rapid technological changes; variability of the Company’s revenue based on changing conditions in particular industries and the economy generally; protection of the Company’s proprietary technology or infringement by the Company of intellectual property of others; the risk of losing critical third-party vendors or key personnel; the risks associated with fraudulent activity, system failure, or a security breach; risks related to the Company’s ability to adhere to its internal controls and procedures; the risk of adverse changes in the U.S. or international regulatory environments, including but not limited to the imposition or increase of taxes or regulatory-related fees; the risks related to supply chain disruptions, inflationary conditions, and rising interest rates; the risk of liability for legal and other claims; and the numerous other factors set forth in the Company’s filings with the Securities and Exchange Commission. For a more detailed description of the risk factors and uncertainties affecting the Company, refer to its most recent Annual Report on Form 10-K and the other reports filed by the Company from time-to-time with the SEC, each of which is available at www.sec.gov. The forward-looking statements included in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to revise or update these statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ziff Davis, Inc. (Registrant)

Date: March 4, 2026	By:	/s/ Jeremy Rossen
Jeremy Rossen Executive Vice President, General Counsel and Secretary